Exhibit 99.2
Superior Energy Services, Inc. Merger with Complete Production Services, Inc. October 2011

2 Forward-Looking Statements Information set forth in this document (and all oral statements made regarding the subjects of this document, including on the conference call announcing the transaction) contain "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect Superior's and Complete's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Superior and Complete, including future financial and operating results, accretion to Superior's earnings per share and cash flow per share arising from the transaction, the expected amount and timing of cost savings and operating synergies, the schedule for completing the transactions contemplated by the merger agreement, the combined company's plans, future markets, competitive position and other expectations, objectives and intentions, and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward- looking statements: the ability to obtain regulatory approvals for the transaction and the approval of the merger agreement by the stockholders of both parties; the risk that the cost savings and any other synergies from the transaction may not be realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the ability to successfully integrate the businesses; unexpected costs or unexpected liabilities that may arise from the transaction, whether or not consummated; the ability of the combined company to successfully introduce new product or service offerings or enter new markets on a timely and cost-effective basis; any adverse developments in customer relationships or legal proceedings; prevailing oil and gas prices; Superior's continued access to the capital markets; the inability to retain key personnel; continuation or deterioration of current market conditions; future regulatory or legislative actions that could adversely affect the companies; and the business plans of the customers of the respective parties. Additional factors that may affect future results are contained in Superior's and Complete's filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC's web site http://www.sec.gov. There can be no assurance that the proposed acquisition will be consummated in the time frame anticipated, or at all. Superior and Complete disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

3 Additional Information and Where to Find It Superior and Complete plan to file a joint proxy statement/prospectus and other documents with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION REGARDING SUPERIOR, COMPLETE AND THE PROPOSED ACQUISITION. A definitive joint proxy statement/prospectus will be sent to security holders of Superior and Complete seeking their approval of the acquisition. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Superior and Complete with the SEC at the SEC's website at www.sec.gov. The proxy statement/prospectus and such other documents (relating to Superior) may also be obtained for free from Superior by accessing Superior's website at www.superiorenergy.com. The proxy statement/prospectus and such other documents (relating to Complete) may also be obtained for free from Complete by accessing Complete's website at www.completeproduction.com. Participants in the Solicitation Superior, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Superior's stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition will be contained in the joint proxy statement/prospectus when it is filed, and additional information regarding such persons is included in Superior's proxy statement filed with the SEC on April 15, 2011. Complete, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Complete's stockholders in connection with the acquisition. Information regarding such persons and a description of their interests in the acquisition will be contained in the joint proxy statement/prospectus when it is filed, and additional information regarding such persons is included in Complete's proxy statement filed with the SEC on April 18, 2011. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

4 Transaction Overview 0.945 shares of Superior Energy Services, Inc. ("Superior" or "SPN") and $7.00 in cash for each share of Complete Production Services, Inc. ("Complete" or "CPX") Approximately 79% stock and 21% cash consideration Represents offer of $32.90 per share of Complete as of closing prices on October 7, 2011 29% premium to Complete's average price over the last two months Attractive valuation of 5.1x Enterprise Value/2011E EBITDA based on Wall Street Consensus estimates Anticipated pro forma ownership: 52% Superior and 48% Complete Unanimously approved by Superior and Complete Board of Directors Expect transaction to close as soon as the end of 2011

5 Transaction Highlights Expansion and diversification of Superior's product/service offering and geographic presence Consistent with belief in continued strong North American land fundamentals Enhanced scale and scope with earnings power and cash flow capabilities expected to accelerate international expansion Creation of premier mid-cap diversified oilfield services provider with an onshore, offshore and global reach Expected to be accretive to Superior's earnings per share and cash flow per share in 2012E(1) (1) Excludes potential synergies and transaction/integration costs

6 Expansion/Diversification of Superior Addition of key product lines: Modern pressure pumping fleet with growing North American land footprint in prominent unconventional basins Fluid management Well servicing Enhancement of existing product/service lines: Leading provider of high-end coiled tubing services pro forma for transaction Wireline Rental/Fishing Increased Exposure Across Well Life-Cycle Drilling Completion Production Decommissioning Premium Drill Pipe Accommodations Bottom Hole Assembly Pressure Pumping Coiled Tubing Fluids Management Completion Tools Well Servicing Coiled Tubing Wireline Snubbing Rental/Fishing Well Servicing Pressure Control Liftboats End-of-Life Services Superior Service Superior Service Enhanced by Complete New Service Provided by Complete

7 Expansion/Diversification of Superior (cont'd) Superior in 2002 Superior Today(1) Superior Pro Forma(1) Revenue Contribution by Geography (1) Trailing 12 months ended June 30, 2011 Domestic Land International $0.4BN $3.7BN $1.8BN

Comparative Pressure Pumping Exposure - Spears 2010 Revenue Worldwide(3) Pro Forma Superior North America Land Revenue by Product(1) (1) Trailing 12 months ended June 30, 2011 (2) Includes Snubbing, Pressure Control and Well Servicing (3) Source: Spears & Associates Oilfield Market Report, January 2011. Data represents Spears estimates for worldwide revenue in 2010 (2) 8 Expansion/Diversification of Superior (cont'd)

9 Complete's Essential Services: Pressure Pumping (1) As of June 30, 2011 (2) Complete estimate Complete Horsepower Growth (2) Take or pay contracts in place for ~70% (300,000 HP) of capacity Average remaining contract duration of approximately 2 years No contract expirations in 2011 All 2011 deployments under 3 year take or pay contracts Current U.S. Geographic Reach Fleet Contracting Overview (2) (1)

10 Combined Strength in Coiled Tubing (1) Source: ICOTA CTU Rig Count Survey 2011 and Simmons & Co. research, May 2011 (2) Estimate provided by Superior (3) Excludes approximately 6 units added by Complete and 8 units added by Superior in 2011 U.S. Coiled Tubing Unit Count as of December 31, 2010(1) (3) (2) (3) (2) (3) Includes ~52 highly- capable units (2"+) Includes ~25 highly- capable units (2"+) Includes ~27 highly- capable units (2"+)

11 Combination Consistent with Market Outlook/Trends North America land capital expenditure drivers Unconventional resources and horizontal rig activity Significantly greater service intensity requirements than conventional wells Need for "manufacturing" development model: Critical services Efficient execution Technological implementation Focus on undersupplied products and services (pressure pumping, coiled tubing, premium drill pipe, pump down perforating, frac stacks) Oil/liquids focus Continued strength in oil prices driving activity North American services and cash flow generation to enhance international expansion opportunity U.S. Active Rigs by Commodity(1) U.S. Active Rigs by Type(1) (1) Source: Spears & Associates, June 2011 (2) Service Intensity assumes: 1.0x intensity for vertical wells, 1.6x intensity for directional wells and 7.0x intensity for horizontal wells (2)

12 Creation of Premiere Mid-Cap Diversified OFS Company The combination of Superior and Complete will create the only mid-cap diversified oilfield services company(1) 2011E EBITDA (Wall Street Consensus Estimates) (1) Excludes manufacturing-focused companies (2) Excludes potential synergies and transaction/integration costs Large-Cap Small-Cap $10,406 2011E EBITDA (USD MM) (2)

13 Financially Compelling Transaction Large stock component of transaction consideration enables all stockholders to participate in future upside Anticipated pro forma ownership: 52% Superior and 48% Complete Superior maintains a strong pro forma balance sheet Cash portion of transaction consideration totals approximately $570 million Upsized credit facilities of ~$1.0 billion Maintenance of key credit and leverage statistics (Net Debt/Capitalization and Net Debt/EBITDA) Expected to be accretive to 2012E EPS and CFPS(1) Expected to be accretive without potential benefits from leveraging purchasing power and supply chain management (1) Transaction not driven by cost savings (1) Excludes potential synergies and transaction/integration costs

14 Transaction Highlights Expansion and diversification of Superior's product/service offering and geographic presence Consistent with belief in continued strong North American land fundamentals Enhanced scale and scope with earnings power and cash flow capabilities expected to accelerate international expansion Creation of premier mid-cap diversified oilfield services provider with an onshore, offshore and global reach Expected to be accretive to Superior's earnings per share and cash flow per share in 2012E(1) (1) Excludes potential synergies and transaction/integration costs